BMO Capital Markets 2009 Global Metals & Mining Conference BMO Capital Markets 2009 Global Metals & Mining Conference Tom Mair, President and CEO February 2009 Exhibit 99.1

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GOLDEN STAR RESOURCES LTD.

Legal and Other Matters
Legal and Other Matters
SAFE HARBOR: The statements contained in this presentation are both historical and forward-looking in nature. The
United States Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. Investors are cautioned that forward-looking statements are inherently uncertain and involve risks and uncertainties that could cause actual results to differ materially. Such forward-looking statements include statements as to our 2009 production and anticipated commencement dates of mining and production at Hwini-
Butre, anticipated improvements in recoveries and cash costs. The forward-looking statements involve risks and uncertainties and other factors that could cause actual results to differ materially including those relating to exploration; the establishment of reserves; the recovery of any reserves; future gold production and production costs; future permitting dates for additional sources of ore; realization of synergies and other benefits and the timing of such realization; variations in ore grade, tonnes mined, crushed or milled; variations in relative amounts of refractory, non-refractory and transition ores; delay or failure to receive board or government approvals and permits, the timing and availability of external financing on acceptable terms; technical, permitting, mining or processing issues; fluctuations in gold price and costs which may be more difficult, time-consuming or costly than expected. Please refer to a discussion of some of these and other risk factors in Golden Star’s Form 10-K and other Securities and Exchange Commission filings. The forecasts contained in this presentation constitute management’s current estimates, as of the date of this presentation, with respect to the matters covered thereby.
We expect that these estimates will change as new information is received and that actual results will vary from these estimates, possibly by material amounts. While we may elect to update these estimates at any time, we do not undertake to update any estimate at any particular time or in response to any particular event. Investors and others should not assume that any forecasts in this presentation represent management’s estimate as of any date other than the date of this presentation.
INFORMATION: The information contained in this presentation has been obtained by Golden Star from its own records and from other sources deemed reliable, however no representation or warranty is made as to its accuracy or completeness. The technical information relating to Golden Star’s material properties disclosed herein is based upon previously filed technical reports prepared and filed pursuant to National Instrument 43-101.
CURRENCY: All monetary amounts refer to United States dollars unless otherwise indicated.

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Agenda Agenda • Corporate overview • Operating & Development activities – Bogoso/Prestea – Wassa Mine/HBB • Exploration • Sustainability • Concluding Remarks

Corporate Overview
Corporate Overview
• Gold explorer, developer, producer
– Current production focus in Ghana: 295,926 oz sold in 2008
– 2009 guidance of 400,000 oz
– Major plant expansion completed in 2007
– New satellite mine brought online in 2008
– Active exploration programs in West Africa and South America
• Denver-based
– NYSE Alternext US: GSS; TSX: GSC; GSE: GSR
• Widely held, good liquidity
– Average volume on North American markets of over 3 M shares per day
• Market cap of ~$410 Million
– 236 M shares outstanding

GHANA
CÔTE D'IVOIRE
MAP AREA
MAMPON
PAMPÉ
BOGOSO
WASSA
PRESTEA
CHICHIWELLI
BENSO
MANSO
HWINI-BUTRE
GULF OF GUINEA
GULF OF GUINEA
N
0
50KM
MINING LEASE
EXPLORATION – GSR
EXPLORATION – JV

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Production Focus in Ghana Production Focus in Ghana

Active Mining Areas
Existing Pits
Planned Pits
Existing Dumps
Tailings Dam
Settlements
Shafts
Public Roads
Haul Roads
Map Area
Pampe
N
0
5KM
10KM
15KM
20KM
25KM
30KM
33KM
Buesichem
Prestea Town
Chujah-Dumasi
Bogoso Plant
Bogoso North
Bogoso Town
Plant North
Prestea South

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Bogoso/Prestea Pit Locations Bogoso/Prestea Pit Locations

Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

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Bogoso/Prestea Gold Mine
Bogoso/Prestea Gold Mine
• 2008 production of 170,499 oz
• Significant exploration upside at surface and underground
along the 85km of Ashanti Trend that Golden Star controls
• Cost containment efforts succeeding
– 21% decrease from Q3 to Q4
• Recovery rates increased throughout 2008
BSPP Recovery July 2007 to December 2008
20%
30%
40%
50%
60%
70%
80%
90%
100%

GHANA
Wassa, Hwini-Butre & Benso
Wassa
Mine & Processing Plant
36 km
HBB Haul Road
Subriso West & G Zone
Subriso East
I Zone
Benso
Hwini-Butre
Adoikrom
Father Brown
N
Active Pits
Deposits
Wassa Properties
Exploration Properties
Hwini Butre
& Benso Properties

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Wassa
Wassa
• 2008 production of
125,427 oz
• Benso haulage road to
Hwini-Butre commenced
construction
• Excellent exploration
potential
- Manso property proximal
to Hwini-Butre
- Chichiwelli – situated on
the HBB haul road

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Golden Star Gold Production Profile Golden Star Gold Production Profile 0 50 100 150 200 250 300 350 400 2004 2005 2006 2007 2008 2009E Actual Gold Production Estimated Gold Production Oz (000s)

Exploration
Exploration
• Brownfields exploration remains the primary focus
– VTEM airborne geophysics survey conducted over ~45km of Ashanti
Trend generating drilling targets
– Further exploration of our HBB land package on eastern side of
Ashanti Trend continues
• Green fields programs
– Regional programs ongoing in Ivory Coast, Burkina Faso, Sierra
Leone, Suriname, French Guiana and Brazil
– Joint venture with Newmont on Saramacca project in Suriname

CÔTE D'IVOIRE
GHANA
MAP AREA
LAKE VOLTA
ABENGOUROU
AMÉLÉKIA
AGBOVILLE
ALEPE
MAMPON
PAMPÉ
BOGOSO/PRESTEA
WASSA
CHICHIWELLI
ADUBRIM
HWINI-BUTRE/BENSO
MANSO
ACCRA
GULF OF GUINEA
N
0
100KM
MINING LEASE
EXPLORATION – GSR
EXPLORATION – JV

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West Africa Exploration West Africa Exploration

Atlantic Ocean
Map Area
Guyana
Paramaribo
Gross Rosebel
Bon Espoir
Iracuobo Sud
Saramacca
Cayenne
Paul Isnard
Camp Caiman
Suriname
French Guiana
Benzdorp
Brazil
Golden Star Properties
Later Sediments
Early Sediments
High-Grade Metamorphic
Granitoids
Low-Grade Metamorphic
N
0
100km

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Guiana Shield Exploration Guiana Shield Exploration

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Sustainability
Sustainability
• Committed to best practices for
safety, health and environment
– UN Global Compact
– International Cyanide
Management Code
• Community development program in
place since 1999
– Focus on water, health, education
– Established community
endowment fund in 2005

Sustainability
Sustainability
• Alternative livelihood projects recognize that mining is finite
– Create lasting employment and alternative to illegal mining
• Oil palm plantation is primary project (GSOPP)
– Received Nedbank Capital Green Award in 2008
– Potential to create employment for 3,000 family groups
– Planted 692 hectares and 98,956 oil palms in 2008

PRICE / NET ASSET VALUE[1]

Price / Net Asset Value
2.0X
1.8X
1.6X
1.4X
1.2X
1.0X
0.8X
0.6X
0.4X
0.2X
0.0X
Senior
Intermediate
Junior
Orsu Metals
High River
Dundee Precious Metals
Greystar
Inter-Citic
Rainy River
Gold Reserve
New Gold
Nevsun
Golden Star
B2Gold
Junior Average
Northgate
Minefinders
Centerra
Hecla
Detour Gold
Western Goldfields
Richmont
Gabriel
Anatolia
International Minerals
Osisko
Anglogold Ashanti
Claude
Harmony
Lakeshore Gold
Gold Fields
IAMGOLD
Novagold
Aurizon
Gammon Lake
Yamana
Newcrest Mining
Intermediate Average
Senior Average
Newmont
Eldorado
Alamos
Kinross
Barrick
Randgold
Goldcorp
Agnico-Eagle

(1) Net asset values based on research analyst consensus estimates. Closing prices per Bloomberg as at December 31, 2008.
(2) Intermediate average includes names highlighted in green.

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Comparables—Independent Research Comparables—Independent Research

EV / MI&I Resource Ounces(1)

EV / MI&I (US$)
200
175
150
125
100
75
50
25
0
240
305
Greystar
Crystallex
Gold Reserve
Inter-Citic
Novagold
Dundee Precious Metals
Rainy River
Nevsun
Northgate
Harmony
Detour Gold
Orsu Metals
Gold Fields
High River
Richmont
Gabriel
Golden Star
New Gold
Anglogold Ashanti
B2Gold
Centerra
IAMGOLD
Osisko
Western Goldfields
Claude
Gammon Lake
Minefinders
Aurizon
Eldorado
Senior Average
Intermediate Average
Alamos
Hecla
Randgold
Kinross
Yamana
Barrick
Newmont
Newcrest Mining
Goldcorp
Agnico-Eagle

(1) Enterprise value based on closing prices per Bloomberg as at December 31, 2008.

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Comparables—Independent Research Comparables—Independent Research

PRICE / 2009E CASH FLOW(1)

24.0X
21.0X
18.0X
15.0X
12.0X
9.0X
6.0X
3.0X
0.0X
Price / 2009E CFPS
Orsu Metals
High River
Northgate
Richmont
Gabriel
Golden Star
Western Goldfields
New Gold
Claude
Minefinders
Gold Fields
Anglogold Ashanti
Novagold
Hecla
Dundee Precious Metals
IAMGOLD
Yamana
Gammon Lake
Aurizon
Intermediate Average
Newmont
Alamos
Harmony
Barrick
Senior Average
Kinross
Newcrest Mining
Eldorado
Goldcorp

(1) 2009 cash flow based on analyst consensus estimates (chart excludes all negative values). Closing prices per Bloomberg as at December 31, 2008.

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Comparables—Independent Research Comparables—Independent Research

Concluding Remarks
Concluding Remarks
• Bogoso/Prestea
– Sulfide processing plant recovery rates increasing
• Wassa Hwini-Butre Benso Development
– Wassa is performing well and exceeding expectations
– Road from Benso to Hwini-Butre progressing
– Expect Hwini-Butre mining in 2H 2009
•
Robust production growth
– 2009 guidance of 400,000 ounces, up 35% from 2008
– Expect direct operating costs to average $550/oz
• Golden Star deeply undervalued by market at present time

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Need More Information? Need More Information? Investor relations at Golden Star Web www.gsr.com Phone 1-303-830-9000